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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the use in this Form 10-KSB our report dated April 25, 2000.


/s/ ANDERSEN, ANDERSEN & STRONG, L.C.

Atlanta, Georgia
May 30, 2000